UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 10, 2003

CHYRON CORPORATION

(Exact Name of Registrant as Specified in Charter)
New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

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Item 5. Other Events and Exhibits

The Company announced on November 6, 2003 the sale of all of the stock in its wholly-owned subsidiary Chyron UK Holdings Limited and its operating subsidiary Pro-Bel Limited which constituted all of the Company's signal distribution and automation business. The text of such notice can be found as an exhibit attached hereto.

Exhibits	Description

1	Press Release of the Registrant, dated November 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION
By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and Chief Financial Officer

Date: November 10, 2003